FINANCIAL RISK MANAGEMENT AND FAIR VALUES OF FINANCIAL INSTRUMENTS, Changes in Fair Value Measurement of Assets (Details) - Level 3 [Member] - Unlisted Equity Instruments and Debt Instrument [Member] - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Reconciliation of changes in fair value measurement, assets [Abstract]
Beginning balance	$ 60,959	$ 1,250	$ 0
Additions	4,400	61,550	1,250
Disposals	(31,111)	(1,213)	0
Net gain on disposal of financial assets at fair value through profit or loss	0	213	0
Net fair value changes recognized in profit or loss	3,527	(841)	0
Ending balance	$ 37,775	$ 60,959	$ 1,250